November 8, 2001



                     DREYFUS PREMIER MICRO-CAP GROWTH FUND

                           SUPPLEMENT TO PROSPECTUS
                            DATED OCTOBER 31, 2000

           THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE INFORMATION CONTAINED IN THE SECTIONS OF THE FUND'S PROSPECTUS ENTITLED "GOAL/APPROACH" AND "MAIN RISKS:"

           The Fund may invest in securities issued by exchange-traded investment companies which are designed to provide investment results corresponding to an equity index. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.

           Investments in exchange-traded funds involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the exchange-traded fund in which the fund invests. Moreover, an exchanged-traded fund may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the exchange-traded fund and the index with respect to the weighting of securities or the number of stocks held.